SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 15, 2004

                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Ohio                         1-01520                 34-0244000
            ----                         -------                 ----------
(State or Other Jurisdiction        (Commission File            IRS Employer
      of Incorporation)                  Number)             Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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       (Address of Principal Executive Offices)                   (Zip Code)

P.O. Box 537012, Sacramento, California                           95853-7012
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            (Mailing Address)                                     (Zip Code)

        Registrant's telephone number, including area code (916) 355-4000


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Item 7. Exhibits

      99.1  GenCorp Inc.'s press release dated July 15, 2004.


Item 9. Regulation FD Disclosure

See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on July 15, 2004 in which GenCorp Inc. reported financial results for the second quarter ended May 31, 2004.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in GenCorp's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including Exhibit 99.1) is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition." Such information (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 9 and 12 (including Exhibit 99.1) do not mean that such information is material or that disclosure of such information is required.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     GENCORP INC.

                                                By:    /s/ Mark A. Whitney
                                                       -------------------------
                                                Name:  Mark A. Whitney
                                                Title: Vice President, Law;
                                                       Deputy General Counsel
                                                       and Assistant Secretary

Dated: July 15, 2004


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                                  EXHIBIT INDEX


Exhibit Number    Description
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     99.1         GenCorp Inc.'s press release dated July 15, 2004.